Bird Global, Inc. Special Committee Charter Organization and Purpose This Special Committee Charter (this “Charter”) shall govern the membership, duties and operations of a special committee (the “Special Committee”) of the Board of Directors (the “Board”) of Bird Global, Inc. (the “Company”). The Special Committee shall address, consider and determine issues and matters (including proposed transactions and/or agreements) relating to the Company's equity, debt, and other financing by parties including, potentially, members of the Board, being considered during the next six (6) months (unless the Board extends or modifies such time period by subsequent resolution of the Board), including without limitation, any and all amendments, restatements, modifications, and refinancings or replacements thereof (collectively with such other matters authorized by this Charter or the Board from time to time, the “Potential Transactions”). The Special Committee shall receive periodic reports and recommendations from, and provide feedback, guidance, and direction to, the Company's management and its professional advisors in connection with dealings and negotiations on behalf of the Company with respect to any Potential Transactions. The Board has determined that it is in the best interests of the Company to establish the Special Committee, for the purpose of reviewing, analyzing, negotiating, evaluating, approving or rejecting, and authorizing and consummating any Potential Transaction, including, without limitation, determining whether to pursue alternative transactions; provided, however, that this Charter expressly preserves and maintains in full force and effect all rights and privileges of Members (including rights to consent to or reject certain Company transactions and matters) as are provided for in the Bylaws. The Special Committee has been appointed by the Board pursuant to authority delegated to it by the Board to examine and evaluate the merits, including, without limitation, the fairness to the Company and the members of the Company, of any Potential Transaction and in accordance with the terms of Amended and Restated Bylaws of the Company, dated as of November 15, 2021 (the “Bylaws” ), among the Company and its Members. Special Committee Composition The Special Committee shall initially be composed of one Independent Director who shall be a Board member of the Company. For purposes of this Charter, “Independent Directors” are members of the Board that: (a) are not employed by or serve as one of the officers of the Company, (b) do not own any equity interest in the Company (including options or other rights to acquire an equity interest in the Company) and (c) are disinterested in and independent of any Potential Transaction. Harvey Tepner qualifies as an Independent Director. As of the date of this charter, the Special Committee shall have a single member, Harvey Tepner, who shall be the Chair. Special Committee Meetings

The Special Committee is empowered to hold at any time such meetings as the Chair or any member of the Special Committee may deem necessary or appropriate. The Special Committee shall meet from time to time at the direction of the Chair or upon request from any member of the Special Committee and may meet separately or in conjunction with meetings of the Board. The Chair or any member of the Special Committee may fix the time and place of the Special Committee's meetings. Members of the Special Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Special Committee may also be taken without a meeting if all members of the Special Committee consent thereto in writing. The Special Committee may invite any member or observer of the Board who is not a member of the Special Committee, management, counsel, representatives of service providers, or other persons to attend meetings and provide information or to solicit the views of such persons regarding the terms and conditions of, or any other matters in connection with, any Transaction as the Special Committee, in its sole discretion, considers appropriate. The Special Committee, in its good faith determination, may also exclude from its meetings any person it deems reasonably appropriate in order to enable it to carry out its duties (including, without limitation, a member of the Special Committee or the Board if the matter at a hand involves such person or the person's presence presents an appearance of a conflict of interest or could constitute a waiver of any privilege). The Special Committee shall provide to the Board weekly (or if requested by the Board, more frequent) updates with respect to all matters being handled or considered by the Special Committee. Authority and Duties of the Special Committee In addition to such other responsibilities as the Board may from time to time assign to the Special Committee and, in each case, subject to the Exceptions (as defined below), the Special Committee shall have the exclusive responsibility and authority to act on behalf of the Company and the Board, and shall have the authority to make any determination on behalf of the Company, in respect of the Potential Transactions, including, without limitation, to: • Review, evaluate and negotiate the terms and conditions of any Potential Transaction and consider whether or not the Company should proceed with and consummate any Potential Transaction; • Review, discuss, consider, examine, evaluate, investigate, analyze, assess, explore, respond to, communicate regarding, solicit, pursue, enter into discussions or negotiate (or authorize others to enter into discussions or negotiate) any Potential Transaction, including, without limitation, the terms and conditions thereof and the forms of all requisite documentation or agreements in connection therewith; • Establish, modify, monitor and direct the process and procedures related to the review and evaluation of any Potential Transaction;

• Approve any Potential Transaction on behalf of the Company, including all related agreements and documents, and authorize the Company's consummation of any Potential Transaction (and related agreements and documents) it approves; • Reject any Potential Transaction; and • Consider such other matters as the Special Committee may deem to be necessary and appropriate for the Special Committee to fulfill its duties and responsibilities as are authorized in this Charter. Notwithstanding the foregoing, (a) any action or matter expressly required by the General Corporation Law of the State of Delaware (the “DGCL” ), to be approved by the Board (such that the Board cannot under the DGCL delegate such action or matter to the Special Committee for the Special Committee's final determination), shall also require action by the Board (such matters, collectively, the “Exceptions” ); (b) nothing in the foregoing shall limit the ability of members of the Company's management to carry out their day to day duties and responsibilities subject to and at the direction of the Board and, as applicable, the Special Committee; and (c) the Special Committee possesses and may utilize the delegated authority of the Board (such that Special Committee resolutions and actions shall be immediately effective and do not require approval or ratification of the Board), but this Charter expressly preserves and maintains in full force and effect all rights and privileges of members (including rights to consent to or reject certain Company transactions and matters) as are provided for in the Bylaws. To the fullest extent permitted by law, each member of the Special Committee, in exercising such member's duties hereunder, shall be entitled to rely in good faith on the accuracy and completeness of the information, reports, opinions and statements provided to the Special Committee by officers and employees of the Company, and by professionals retained by the Company and/or the Special Committee. Other Powers The Board grants the Special Committee the authority necessary to discharge its responsibilities under this Charter, including without limitation, the authority to interview, select and, in consultation with the Board but based on the sole discretion of the Special Committee, retain counsel, a financial or restructuring advisor and other experts or consultants (any of which may be the same as the Company's advisors), each at the sole expense of the Company. The Special Committee shall be responsible for reviewing and, in consultation with the Board but based on the sole discretion of the Special Committee, approving the compensation payable to, and other terms of retention of, such counsel, advisors, experts and consultants. The Committee will have unrestricted access to and will have the ability to otherwise utilize the services of the Company's independent public accountants, internal auditors, internal and outside legal counsel, officers, employees and financial and other advisors. Quorum; Votes Required for Action

A majority of the members of the Special Committee shall be present at any meeting of the Special Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Special Committee. Funding and Access to Information The Company shall provide for compensation, as determined by the Special Committee, in consultation with the Board, for payment of (a) compensation to counsel, financial or restructuring advisors or other advisors engaged by the Special Committee (or engaged by other stakeholders of the Company and approved by the Special Committee in consultation with the Board) and (b) ordinary administrative expenses of the Special Committee in connection with the Special Committee's performance of its responsibilities under this Charter. The Special Committee and its advisors shall have full access to all information, records and other materials of the Company and its subsidiaries, including, without limitation, any information, records and materials pertaining to any proposed Transaction. The Company shall cause the officers, management personnel and other employees of the Company and its subsidiaries to cooperate with the Special Committee (including, without limitation, by attending meetings and discussions with the Special Committee, at the request of the Special Committee) and to provide any such information, and take any such actions, as requested by it and/or its advisors. The compensation of the sole member of the Special Committee shall be set by the Board in accordance with the Bylaws. Reporting The Chair of the Special Committee, or his or her designee, shall keep the Board informed regarding the Special Committee's meetings, conclusions and actions. The Special Committee shall keep a record of its meetings including records of decisions taken without a meeting, shall keep minutes of meetings, the form and substance of which as is determined by the Chair to be necessary and prudent for the proper recording of the Special Committee's activities, and shall cause such minutes and records to be recorded in the Company's minute book. For the avoidance of doubt, it shall not be required that the Board ratify or approve any of the Special Committee's actions or decisions, except for matters included in the Exceptions. Indemnification The Company shall indemnify, defend, exculpate and hold harmless the members of the Special Committee, and each of them, to the maximum extent permitted by applicable law, from and against any and all losses, costs, expenses, damages and claims, including, without limitation, attorneys' fees and expenses and court costs, directly or indirectly incurred by them (or any of them) in connection with their activities as members of the Special Committee or the activities, decisions or determinations of the Special Committee and, to the maximum extent permitted by applicable law and as set forth in the Bylaws of the Company, the Company (and its successors and assigns) shall promptly advance all fees, costs and expenses (including, without limitation, attorney’ fees) incurred by any such member of the Special Committee with respect to any and all such claims; provided, however, that the foregoing shall not limit in any way any indemnification to which the members of the Special Committee are otherwise entitled under the Bylaws, the Company's Directors' and Officers' insurance policies, or applicable law.

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements, or under the Bylaws for the Directors of the Company or members of the Special Committee nor apply any duties to the Directors of the Company or members of the Special Committee. The purposes and responsibilities outlined in this Charter shall not be exclusive of any additional power or authority granted by the Board to the Special Committee or such additional governance procedures (not inconsistent with the terms hereof, the Articles of Incorporation, the Bylaws or applicable law) adopted from time to time by the Special Committee in performing its duties and fulfilling its responsibilities. Conflict If there is a conflict between this Charter and the Consent, the provisions of the Consent shall control. Amendment of Charter This Charter may be amended by a majority vote of the Board. Adopted: As of December 11, 2023